Exhibit 10.2

NAME OF SUBSCRIBER:

CALLISTO PHARMACEUTICALS, INC.

AMENDMENT AGREEMENT

This AMENDMENT (the “Amendment”) to the SECURITIES PURCHASE AGREEMENT (the “Agreement”) originally dated as of February 3, 2006 by and between                       . (the “Investor”) and Callisto Pharmaceuticals, Inc. (the “Company”) and Warrant WA-      of even date (the “Old Warrant”) is dated as of September 8, 2006. Capitalized terms not defined herein have the meanings assigned to them in the Agreement and Old Warrant as the case may be.

WITNESSETH:

WHEREAS, on February 3, 2006, Investor and the Company entered into the Agreement pursuant to which the Investor purchased shares of the Company’s Common Stock, $.0001 par value, and the Old Warrant (the “Prior Offering”);

WHEREAS, the Company has offered and the Investor has accepted, shares of Common Stock and five-year non-callable warrants, exercisable for $1.00 per share (the “New Warrants” and together with the shares of Common Stock, the “New Securities”), modify the Old Warrants in exchange for a lock-up agreement and the amendments to the Agreement set forth herein.

WHEREAS, the parties now desire to (i) replace Section 5.2 of the Agreement in its entirety with a piggy-back registration rights provision and (ii) waive any and all payments accrued to date and payable to the Investor pursuant to Section 5.2(b) of the Agreement;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

SECTION 1.

1.1           Issuance.  In consideration of the Investor executing the Lock-Up Agreement annexed hereto as Exhibit A and the agreements of the Investor herein, the Company will issue to the Investor the amount of Common Stock, par value $.0001 (calculated at the rate of 20% of the number of shares of Common Stock issued to the Investor in the Prior Offering) and New Warrants (calculated at the rate of 47% of the number of shares issued to investor in the Prior Offering) in the form annexed hereto as Exhibit B, indicated on page 8 hereof, on the terms and conditions described herein.

SECTION 2.

2.1           Amended Registration Provisions.  Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following provision:

“5.2         Piggy-Back Registration

If at any time prior to the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities may be immediately sold to the public without registration or restriction (including, without limitation, as to volume by each holder thereof) under the 1933 Act, the Company shall determine to file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 5.2 written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights.  If an offering in connection with which an Investor is entitled to registration under this Section 5.2 is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable

Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.”

2.2           No Liquidated Damages.  Section 5.6(a) of the Agreement is hereby amended by deleting the clause “subject to the payment of any liquidated damages which may accrue pursuant to Section 5.2(b)(iv),” in the first sentence of Section 5.6(a).

2.3         Waiver.  The Investor hereby waives any and all payments accrued to date and payable pursuant to Section 5.2(b) of the Agreement as well as any right to damages for failure to register the Registrable Securities pursuant to the Agreement.

SECTION 3.

3.1           The first paragraph of the Old Warrant is hereby amended by replacing “February 3, 2006” with “February 3, 2011.”

3.2           Section 1 of the Old Warrant is hereby amended by deleting “VWAP” from the list of definitions.

3.3           Section 4(b) of the Old Warrant is hereby deleted in its entirety.

SECTION 4.

4.1           Investor Representations and Warranties.  The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The Investor is acquiring the New Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such New Securities or any of the components of the New Securities.  Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the New Securities for which the Investor is subscribing or any of the components of the New Securities.

(b)           The Investor has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor.

(c)           The Investor acknowledges his understanding that the offering and sale of the New Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(2) of the Securities Act.  In furtherance thereof, the Investor represents and warrants to and agrees with the Company and its affiliates as follows:

(i)            The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring New Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The Investor does not have any such intention.

(ii)           The Investor has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(iii)          The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the New Securities.  If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the New Securities.

(d)           The Investor:

(i)            Has been furnished with any and all documents which may have been made available upon request for a reasonable period of time prior to the date hereof;

(ii)           Has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the New Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iii)          Has been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the New Securities and other matters pertaining to this investment, and have been given the opportunity for a reasonable period of time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information provided in order for him to evaluate the merits and risks of purchase of the New Securities to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iv)          Has not been furnished with any oral representation or oral information in connection with the offering of the New Securities which is not contained herein; and

(v)           Has determined that the New Securities are a suitable investment for the Investor and that at this time the Investor could bear a complete loss of such investment.

(e)           The Investor is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment

(f)            The Investor represents, warrants and agrees that he will not sell or otherwise transfer the New Securities without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the New Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.  In particular, the Investor is aware that the New Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The Investor also understands that, except as otherwise provided herein and in the certificates for the New Securities, the Company is under no obligation to register the New Securities on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The Investor further understands that sales or transfers of the New Securities are further restricted by state securities laws and the provisions of this Agreement.

(g)           No representations or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for New Securities the Investor is not relying upon any representations other than those contained herein.

(h)           Any information which the Investor has heretofore furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company.

(i)            The Investor understands and agrees that the certificates for the New Securities shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable “Blue Sky” or state securities laws:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL

REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR SIMILAR SECURITIES LAW.”

(j)            The Investor understands that an investment in the New Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(k)           The Investor’s overall commitment to investments which are not readily marketable is not disproportionate to the Investor’s net worth, and an investment in the New Securities will not cause such overall commitment to become excessive.

(l)            The foregoing representations, warranties and agreements shall survive the Closing.

SECTION 5.

5.1           Effect on Prior Agreements.  Except as amended hereby, the terms and provisions of the Agreement and Old Warrant shall remain in full force and effect, and the Agreement and Old Warrant is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement or Old Warrant, as the case may be, to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement or Old Warrant, as the case may be, as amended by this Amendment.

SECTION 6.

6.1           Indemnity.  The Investor agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

6.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

6.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

6.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

6.7           Assignability.  This Agreement is not transferable or assignable by the Investor.

6.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

6.9           Pronouns.  The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[SIGNATURE PAGES FOLLOW]

ALL INVESTORS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Investor has executed this Agreement on the 8th day of September, 2006.

Shares(1)

Warrants(2)

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan
					Date Opened:

2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for Under the Uniform Gift to Minors Act of the State of

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership/Limited Liability Company	11.	☐	Tenants by the Entirety

6.	☐	IRA

IF MORE THAN ONE INVESTOR, EACH INVESTOR MUST SIGN.

INDIVIDUAL INVESTORS MUST COMPLETE PAGE 9

INVESTORS WHICH ARE ENTITIES MUST COMPLETE PAGE 10

(1) calculated at the rate of 20% of the shares acquired in the Prior Offering

(2) calculated at the rate of 47% of the shares acquired in the Prior Offering

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this 8th day of September, 2006 on behalf of the Company.

By:
Name:
Title:

EXECUTION BY INVESTOR WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Offices:

Federal Taxpayer Identification Number:

By:

Title:
[seal]

Attest:
(If Entity is a Corporation)

Address

Taxpayer Identification Number

ACCEPTED this 8th day of September, 2006 on behalf of the Company.

By:
Name:
Title: